UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2015

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2015, Murphy Oil Corporation (“Murphy”) issued a press release announcing the election of Laura A. Sugg to Murphy’s Board of Directors effective February 9, 2015

The full text of the press release announcing Ms. Sugg’s election to the Board of Directors is filed herewith as Exhibit 99.1.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2015 the Murphy Board of Directors amended Article III, Section 2 of its By-Laws, effective on such date, to change the number of directors from 12 to 13.

A copy of the amended By-Laws is filed herewith as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

3.1	By-Laws of Murphy Oil Corporation, as amended February 9, 2015.

99.1	A news release dated February 10, 2015, announcing the election of Laura A. Sugg as a director of the Company, effective February 9, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart
Senior Vice President and Controller

Date:  February 10, 2015

Exhibit Index

3.1	By-Laws of Murphy Oil Corporation, as amended February 9, 2015.

99.1	News release dated February 10, 2015, as issued by Murphy Oil Corporation.